APRIL 29, 2026
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective immediately, Lisa Hornby, CFA will no longer serve as a portfolio manager for each of Hartford Schroders Core Fixed Income Fund and Hartford Schroders Tax-Aware Bond Fund (each a “Fund” and collectively, the “Funds”). With respect to each Fund, Ms. Hornby’s portfolio management responsibilities for the Fund have transitioned to the Fund’s remaining portfolio managers. Accordingly, effective immediately, the following changes are being made to the above referenced Statutory Prospectus:
(1) Under the heading “Hartford Schroders Core Fixed Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Neil G. Sutherland, CFA	Portfolio Manager	2018
Julio C. Bonilla, CFA	Portfolio Manager	2018
(2) Under the heading “Hartford Schroders Tax-Aware Bond Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Neil G. Sutherland, CFA	Portfolio Manager	2011
Julio C. Bonilla, CFA	Portfolio Manager	2011
David May	Portfolio Manager	2020
(3) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Core Fixed Income Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Neil G. Sutherland, CFA, Portfolio Manager and Head of US Fixed Income, has served as a portfolio manager of the Fund since 2018. He has been associated with Schroders since 2013. Mr. Sutherland joined STW Fixed Income Management LLC (“STW”) in 2008 and has over 25 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2018. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 25 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
(4) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Tax-Aware Bond Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Neil G. Sutherland, CFA, Portfolio Manager and Head of US Fixed Income, has served as a portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Sutherland joined STW Fixed Income Management LLC (“STW”) in 2008 and has over 25 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 25 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.

David May, Portfolio Manager, has served as a portfolio manager of the Fund since 2020. He has been associated with Schroders since 2019. Mr. May joined the fixed income investment team as a Portfolio Manager, specializing in municipal bonds. Prior to joining Schroders, Mr. May previously served as a portfolio manager with separately managed municipal accounts at Strategic Partners Investment Advisors from 2010 through 2018 and Wasmer Schroeder from 2018 through 2019. Prior to this, Mr. May worked at UBS for 2 years as a data analyst where he primarily supported the firm’s prime brokerage business.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7784
April 2026